                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints William S. Lawrence, Howard S. Modlin and Gerald Gordon and each of them his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, to sign on his behalf individually and in each capacity stated below for him a registration statement on Form S-3 for General DataComm Industries, Inc. and any and all amendments (including post-effective amendments) and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitutes, may lawfully do or cause to be done by virtue hereof.

                                           /s/ JOHN L. SEGALL
                                       ------------------------------
                                               John L. Segall

                                       Date:         10/17/94
                                             ------------------------

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints William S. Lawrence, Howard S. Modlin and Gerald Gordon and each of them his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, to sign on his behalf individually and in each capacity stated below for him a registration statement on Form S-3 for General DataComm Industries, Inc. and any and all amendments (including post-effective amendments) and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitutes, may lawfully do or cause to be done by virtue hereof.

                                             /s/ LEE M. PASCHALL
                                       ------------------------------
                                                 Lee M. Paschall

                                       Date:      24 Oct. 94
                                             ------------------------

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints William S. Lawrence, Howard S. Modlin and Gerald Gordon and each of them his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, to sign on his behalf individually and in each capacity stated below for him a registration statement on Form S-3 for General DataComm Industries, Inc. and any and all amendments (including post-effective amendments) and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitutes, may lawfully do or cause to be done by virtue hereof.

                                           /s/ FREDERICK R. CRONIN
                                       ------------------------------
                                               Frederick R. Cronin

                                       Date:   October 21, 1994
                                             ------------------------

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints William S. Lawrence, Howard S. Modlin and Gerald Gordon and each of them his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, to sign on his behalf individually and in each capacity stated below for him a registration statement on Form S-3 for General DataComm Industries, Inc. and any and all amendments (including post-effective amendments) and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitutes, may lawfully do or cause to be done by virtue hereof.

                                           /s/ HOWARD S. MODLIN
                                       ------------------------------
                                               Howard S. Modlin

                                       Date:       10/19/94
                                             ------------------------

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints William S. Lawrence, Howard S. Modlin and Gerald Gordon and each of them his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, to sign on his behalf individually and in each capacity stated below for him a registration statement on Form S-3 for General DataComm Industries, Inc. and any and all amendments (including post-effective amendments) and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitutes, may lawfully do or cause to be done by virtue hereof.

                                           /s/ CHARLES P. JOHNSON
                                       ------------------------------
                                               Charles P. Johnson,
                                              Chairman of the Board
                                           and Chief Executive Officer

                                       Date:         10/21/94
                                             ------------------------

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints William S. Lawrence, Howard S. Modlin and Gerald Gordon and each of them his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, to sign on his behalf individually and in each capacity stated below for him a registration statement on Form S-3 for General DataComm Industries, Inc. and any and all amendments (including post-effective amendments) and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitutes, may lawfully do or cause to be done by virtue hereof.

                                          /s/ WILLIAM G. HENRY
                                       ------------------------------
                                            Corporate Controller
                                       (Principal Accounting Officer)
                                              William G. Henry

                                       Date:      28 Oct. 94
                                             ------------------------